UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

MasterBrand, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Suite 300 Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

877-622-4782
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MBC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry in to a Material Definitive Agreement

On March 26, 2026, MasterBrand, Inc. (“MasterBrand”) and certain of its subsidiaries entered into the Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and the lenders party thereto, which amends that certain Amended and Restated Credit Agreement, dated as of June 27, 2024 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 3, 2025, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by the Second Amendment, the “Credit Agreement”).

The Second Amendment (i) adds a new category of pricing in respect of the margin over the base reference rate as to loans thereunder and (ii) changes the threshold for the net leverage ratio financial covenant and minimum interest coverage ratio financial covenant in the Existing Credit Agreement until (but excluding) the earlier of (A) January 1, 2027 and (B) the date that MasterBrand’s merger with American Woodmark Corporation becomes effective.

Except as otherwise discussed above, the Second Amendment did not result in any material changes to the existing representations and warranties, affirmative covenants, and restrictive covenants contained within the Existing Credit Agreement.

The foregoing summary of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The descriptions of the Second Amendment contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

10.1
Second Amendment to Amended and Restated Credit Agreement, dated as of March 26, 2026, among MasterBrand, Inc., a Delaware corporation, each other loan party, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MasterBrand, Inc.
(Registrant)

Date: March 26, 2026	By:	/s/ R. David Banyard, Jr.
	Name:	R. David Banyard, Jr.
	Title:	President & Chief Executive Officer